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                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C. 20549

                           _____________

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934


Date of earliest event
  reported:  April 2, 2004


                          AMR CORPORATION
      (Exact name of registrant as specified in its charter)


        Delaware                    1-8400               75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


 4333 Amon Carter Blvd.      Fort Worth, Texas          76155
  (Address of principal executive offices)            (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)







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Item 5.  Other Events

AMR Corporation is filing herewith a press releaseissued on April 2, 2004 by American Airlines, Inc. as Exhibit 99.1,which is included herein. This press release was issued to report
March traffic for American Airlines, Inc.

Item 7.  Financial Statements and Exhibits

The following exhibits are included herein:

99.1 Press Release












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                             SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION




                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  April 2, 2004










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                           EXHIBIT INDEX


Exhibit        Description

99.1      Press Release


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                                                  Exhibit 99.1


                                Contact:Tim Wagner
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com




FOR RELEASE:  Friday, April 2, 2004

              AMERICAN AIRLINES REPORTS MARCH TRAFFIC
     FORT WORTH, Texas - American Airlines, the world's largest carrier, reported better than expected monthly traffic, setting the highest March load factor on record at 75.1 percent - an increase of 3.6 points compared to last year. Traffic was particularly robust during the second half of the month. For the full month, traffic increased 10.9 percent year over year, while capacity increased only 5.6 percent. March traffic results exceeded the company's forecast for 6.1 percent growth year over year.
     International traffic recorded the strongest gains relative to last year with a March load factor improvement of 4.6 points to
74.8 percent. The higher load factor was achieved despite a 13.4 percent increase in capacity year over year. Traffic increases also outstripped capacity additions in domestic markets with a load factor improvement of 3.1 points compared to last year, on a 2.6 percent capacity increase.
     American boarded 7.9 million passengers in March.

















                            -- more --
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American Airlines Reports March Traffic
April 2, 2004
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               AMERICAN AIRLINES PASSENGER DIVISION
              COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                     EXCLUDES CHARTER SERVICES
                               MARCH
                                   2004           2003        CHANGE
REVENUE PASSENGER MILES (000)
          SYSTEM                11,072,212      9,988,410        10.9 %
              D.O.T. DOMESTIC    7,737,431      7,230,651         7.0
              INTERNATIONAL      3,334,781      2,757,759        20.9
              ATLANTIC           1,375,110      1,139,390        20.7
              LATIN AMERICA      1,635,737      1,370,532        19.4
              PACIFIC              323,934        247,837        30.7
AVAILABLE SEAT MILES (000)
          SYSTEM                14,734,499     13,950,913         5.6 %
              D.O.T. DOMESTIC   10,280,418     10,023,588         2.6
              INTERNATIONAL      4,454,081      3,927,325        13.4
              ATLANTIC           1,659,420      1,544,104         7.5
              LATIN AMERICA      2,396,646      2,005,265        19.5
              PACIFIC              398,015        377,956         5.3
LOAD FACTOR
          SYSTEM                      75.1 %         71.5 %       3.6 Pts
              D.O.T. DOMESTIC         75.2           72.1         3.1
              INTERNATIONAL           74.8           70.2         4.6
              ATLANTIC                82.8           73.7         9.1
              LATIN AMERICA           68.2           68.3        (0.1)
              PACIFIC                 81.3           65.5        15.8
PASSENGERS BOARDED               7,965,312      7,635,465         4.3 %


SYSTEM CARGO TON MILES (000)       189,234        177,827         6.4 %





                            -- more --


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American Airlines Reports March Traffic
April 2, 2004
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               AMERICAN AIRLINES PASSENGER DIVISION
             COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                    EXCLUDES CHARTER SERVICES
                           YEAR-TO-DATE
                               MARCH
                                  2004          2003      CHANGE
REVENUE PASSENGER MILES (000)
       SYSTEM                  30,226,338    27,761,235      8.9 %
              D.O.T. DOMESTIC  20,904,263    19,767,163      5.8
              INTERNATIONAL     9,322,075     7,994,071     16.6
              ATLANTIC          3,561,434     3,179,348     12.0
              LATIN AMERICA     4,844,074     4,048,008     19.7
              PACIFIC             916,566       766,716     19.5
AVAILABLE SEAT MILES (000)
       SYSTEM                  42,514,495    40,168,316      5.8 %
              D.O.T. DOMESTIC  29,480,074    28,751,283      2.5
              INTERNATIONAL    13,034,421    11,417,032     14.2
              ATLANTIC          4,794,696     4,508,919      6.3
              LATIN AMERICA     7,065,459     5,801,233     21.8
              PACIFIC           1,174,266     1,106,881      6.1
LOAD FACTOR
       SYSTEM                          71 %        69.1 %    1.9 Pts
              D.O.T. DOMESTIC        70.9          68.7      2.2
              INTERNATIONAL          71.5            70      1.5
              ATLANTIC               74.2          70.5      3.7
              LATIN AMERICA          68.5          69.7     (1.2)
              PACIFIC                  78          69.2      8.8
PASSENGERS BOARDED             21,760,680    21,028,853      3.5 %

SYSTEM CARGO TON MILES (000)      519,729       488,415      6.4 %

                                ###

 GET A GREAT LOW FARE.  AND A LOT MORE AIRLINE.  AMERICAN AIRLINES

 Current AMR Corp. news releases can be accessed via the Internet.
               The address is http://www.amrcorp.com